U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 3, 2009

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Commission File No. 333-137170

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Bonanza Goldfields Corp.

(Name of small business issuer as specified in its charter)

Nevada	26-2723015
State of Incorporation	IRS Employer Identification No.

736 East Braeburn Drive, Phoenix, AZ  85022

(Address of principal executive offices)

 (602) 488-4958

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2009, the Company changed its year end from June 18th to June 30th.  This year end change will take effect for the first quarter of fiscal year ended June 30, 2010.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Bonanza Goldfields Corp.

Date: August 3, 2009	By:	/s/ Chris Tomkinson
Chris Tomkinson Chairman, Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)